Exhibit T3A.14

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 1 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relations	a) Date of registration b) Remarks

1	2	3	4	5	6	7

1

a)

Intrum Justitia Holding GmbH

b) Darmstadt

c)

The investment in other companies in Germany and abroad as well as the exercise of holding functions within the scope of the management and supervision of these companies, including the assumption of the management of such companies.

2.050.000,00 EUR

a)

If only one managing director has been appointed, he shall represent the company alone. If several managing directors have been appointed, the company shall be represented by two managing directors or by one managing director together with an authorized signatory (Prokurist).

Managing directors may be sole power of representation by shareholder resolution. Managing directors may also be authorized by shareholder resolution to represent the company in legal transactions with themselves in their own name or as representatives of a third party without restriction.

b) Managing Director:

Oertig, Benno E., Freienbach, Switzerland,

*16.05.1951

authorized to represent the company alone; with the authority to enter into legal transactions on behalf of the company in its own name or as a representative of a third party

				Joint representation together with a managing director or another authorized signatory Dreischer, Dirk, Erzhausen White, William, Aeugst am Albis, Switzerland, *21.10.1958	a) Limited liability company Articles of association dated 19.11.1990 last amended on 24.10.2001

a) 08.03.2006

Thresher

b)

Date of first entry: 07.03.1991 This sheet has been converted to EDP for continuation and has replaced the previous register sheet.

Partnership agreement sheet 3, 50 special volume

2

Prokura expired:

White, William, Aeugst am Albis, Switzerland,

*21.10.1958

Joint Prokura together with a managing director or another authorized signatory: (Prokurist)

Seiler, Daniel, Altendorf/Switzerland, *15.09.1966

a) 26.06.2006 Mittmann b) Registration Sheet 61-63 Special volume

3				Prokura expired: Dreischer, Dirk, Erzhausen Joint Prokura together with a managing director or another authorized signatory (Prokurist):		a) 27.11.2006 Petry

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 2 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

Fegel, Fred, Heidelberg, *03.03.1964

4			b) Appointed as managing director: Fegel, Fred, Oftersheim, *03.03.1964 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.	Prokura expired: Fegel, Fred, Oftersheim, *03.03.1964		a) 09.01.2008 Petry

5	b) Business address: Pallaswiesenstraße 180-182, 64293 Darmstadt

b)

No longer managing director:

Fegel, Fred, Oftersheim, *03.03.1964

Appointed as

Managing Director:

Hutter, Thomas, Wangen/Switzerland, *03.12.1967 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

				Joint Prokura together with a managing director or another authorized signatory (Prokurist): Pintori, Michele, Embrach/Switzerland, *14.11.1970		a) 23.10.2009 Petry b) Case 5

6			b) No longer managing director: Oertig, Benno E., Freienbach, Switzerland, *16.05.1951

Prokura expired:

Seiler, Daniel, Altendorf/Switzerland, *15.09.1966

Joint Prokura together with a managing director or another authorized signatory (Prokurist): Klinger, Thilo, Darmstadt, *28.04.1974

Schmidt, Christian, Pfäffikon SZ/Switzerland,

*30.05.1967

a) 12.04.2010 Petry b) Case 6

7			b) Appointed as managing director: Green, Bernard Neil, Bensheim, *10.01.1963 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.	Prokura expired: Schmidt, Christian, Pfäffikon SZ/Switzerland, *30.05.1967		a) 17.08.2011 Robbery b) Case 7

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 3 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

8

b)

No longer managing director: Green, Bernard Neil, Bensheim, *10.01.1963 No longer

Managing Director:

Hutter, Thomas, Wangen/Switzerland, *03.12.1967 Appointed as

Managing Director:

Christofferson, Per, Bromma/Sweden,

*28.05.1968

authorized to represent the company alone; with the authority to enter into legal transactions on behalf of the company in its own name or as a representative of a third party.

Appointed as

managing director:

Klinger, Thilo, Darmstadt, *28.04.1974 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

Joint Prokura together with a managing director: Zwaschka, Stefan, Grünberg, *24.07.1965 Kriegel, Patrick, Friedrichsdorf, *25.04.1969 Procuration expired:

Pintori, Michele, Embrach/Switzerland, *14.11.1970 Procuration expired:

Klinger, Thilo, Darmstadt, *28.04.1974

a) 06.11.2012 Andres b) Case 8

9

b)

No longer managing director: Klinger, Thilo, Darmstadt, *28.04.1974 Appointed as

Managing Director:

Sonder, Jürgen, Baden-Baden, *12/23/1956 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

				Joint Prokura together with a managing director: Klinger, Thilo, Darmstadt, *28.04.1974		a) 07.02.2013 Feick b) Case 9

10				Joint Prokura together with a managing director or another authorized signatory (Prokurist): Procuration changed at:		a) 02.09.2014 Bend b)

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 4 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

				Klinger, Thilo, Darmstadt, *28.04.1974 Procuration changed at: Kriegel, Patrick, Friedrichsdorf, *25.04.1969 Procuration changed at: Zwaschka, Stefan, Grünberg, *24.07.1965		Case 10

11				Prokura expired: Kriegel, Patrick, Friedrichsdorf, *25.04.1969		a) 20.03.2017 Brownstone b) Case 11

12

a)

Intrum Financial Services GmbH

b)

Heppenheim (Bergstrasse) Business address: Donnersbergstraße 1, 64646 Heppenheim (Bergstraße)

c)

the brokerage and sale of international trade information, checking the creditworthiness and soundness of commercial enterprises, debt collection activities, international marketing services, export assistance for companies in German-speaking and Scandinavian countries, the sale of publications in this context, invoicing and dunning services and accounts receivable accounting.

a)

The shareholders’ meeting on August 28, 2018 resolved to amend the articles of association in §§ 1 (company name) § 1 (registered office) and thus to relocate the registered office to Heppenheim (Bergstraße) and § 2 (object of the company).

b)

As the acquiring legal entity, the company merged with Intrum Justitia GmbH, based in Darmstadt (Darmstadt Local Court HRB 4622), in accordance with the merger agreement dated August 28, 2018 and the resolutions of approval of the participating legal entities of the same day.

a) 09.10.2018 Sour b) Case 12

13			b) Appointed as managing director: Wöretshofer, Florian, Augsburg, *02.03.1960 with the authority to into legal transactions on behalf of the company as a representative of a third party.	Prokura expired: Zwaschka, Stefan, Grünberg, *24.07.1965 Procuration expired: Klinger, Thilo, Darmstadt, *28.04.1974 Joint Prokura together with one		a) 14.12.2018 Klitzsch b) Case 14

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 5 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

to complete.

Appointed as

managing director:

Wagner, Yvonne, Weisenheim, *02.12.1977 with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

Managing Director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Balster, Christoph, Hanau, *23.11.1972

Fritsch, Sandra, Reichelsheim (Wetterau),

*12.09.1972

Hoffmann, Richard, Heidelberg, *21.05.1971 Dr. Jung, Michael, Kleinbittersdorf, *24.04.1963 Fegel, Fred, Büttelborn, *03.03.1964

Kirmeier, Christian, Hirschberg, *13.11.1980

14			b) No longer managing director: Sonder, Jürgen, Baden-Baden, *12/23/1956			a) 03.01.2019 Klitzsch b) Case 15

15

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Glaser, Sandra, Lorsch, *07.12.1978

a) 04.02.2019 Klitzsch b) Case 16

16

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Dr. Bartl, Dominik, Heppenheim (Bergstrasse),

*05.07.1974

a) 02.12.2020 Thorke b) Case 17

17				Prokura expired: Fegel, Fred, Büttelborn, *03.03.1964		a) 18.05.2021 Andres

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 6 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

b) Case 18

18				Prokura expired: Balster, Christoph, Hanau, *23.11.1972		a) 28.06.2021 Thorke b) Case 19

19

b)

No longer

managing director:

Christofferson, Per, Bromma / Sweden,

*28.05.1968

Appointed as

managing director:

Knothe, Marc-Ulrich, Klosterneuburg / Austria, *29.04.1968

with the authorization to enter into legal transactions on behalf of the company as a representative of a third party.

a) 15.07.2021 Thorke b) Case 20

20			b) No longer managing director: Wöretshofer, Florian, Augsburg, *02.03.1960

Joint Prokura together with a managing director or another authorized signatory (Prokurist) with the authority to enter into legal transactions on behalf of the company as a representative of a third party:

Hildebrandt, Steffen, Münster, *30.11.1974

a) 17.11.2021 Thorke b) Case 21

21	a) Intrum Germany GmbH				a) The shareholders’ meeting on December 16, 2021 resolved to amend the Articles of Association in § 1 (Company). b) As the acquiring legal entity, the company is	a) 14.01.2022 Andres b) Case 22

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 7 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks

1	2	3	4	5	6	7

In accordance with the merger agreement dated December 16, 2021 and the resolutions of approval of the participating legal entities of the same day, the company was merged with Intrum Deutschland GmbH with its registered office in Heppenheim (Darmstadt Local Court, HRB 87484).

22

b)

The company is merged as the acquiring legal entity with Intrum Justitia Bankenservices GmbH, based in Darmstadt (Darmstadt Local Court, HRB 5345), in accordance with the merger agreement dated December 16, 2021 and the resolutions of approval of the participating legal entities of the same day.

a) 21.01.2022 Thomasberger b) Case 23

23			b) No longer managing director: Knothe, Marc-Ulrich, Klosterneuburg / Austria, *29.04.1968			a) 11.07.2024 Brownstone b) Case 27

24

b)

No longer managing director: Wagner, Yvonne, Weisenheim, *02.12.1977

Appointed as

Managing Director:

Dr. Siegl, Marcus, Karlsruhe, *22.06.1974 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

a) 28.09.2024 Ammon b) Case 28

25			b) Appointed as managing director: Glaser, Sandra, Lorsch, *07.12.1978 with the authorization to act on behalf of the company with	Prokura expired: Glaser, Sandra, Lorsch, *07.12.1978		a) 22.11.2024 Tailor b)

Commercial Register B of the Local Court of Darmstadt	Excerpt Retrieved 21.01.2025 14:53	Company number: Page 8 from 8	HRB 4709

Entry number	a) Company b) Registered office, branch office, domestic business address, authorized recipient, branch offices c) Object of the company	Share capital or nominal capital

a) General representation regulations

b) Management board, management body, managing directors, personally liable partners, managing directors, authorized representatives and special powers of representation

				Prokura (General commercial power of attorney)	a) Legal form, inception, articles of association or partnership agreement b) Other legal relationships	a) Date of registration b) Remarks
1	2	3	4	5	6	7

to conclude legal transactions as a representative of a third party.

Appointed as

managing director:

Male, Christian, Grasbrunn, *02.08.1970 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

Appointed as

managing director:

Krummen, Markus, Hattingen, *26.04.1975 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

						Case 29

26

b)

Appointed as

managing director:

Hutter, Thomas, Wangen / Switzerland, *03.12.1967 with the authority to enter into legal transactions on behalf of the company as a representative of a third party.

No longer

managing director:

Dr. Siegl, Marcus, Karlsruhe, *22.06.1974

						a) 21.01.2025 Tailor b) Case 30